SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                       DELAWARE                 0-19410
              (State or Other Jurisdiction (Commission File Number)
                      of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01         Other Events

                  Point Therapeutics, Inc. ("Point") issued a press release on October 25, 2004 announcing that Point would be presenting at the Rodman & Renshaw Techvest 6th Annual Healthcare Conference at the Waldorf Astoria Hotel, 301 Park Avenue, New York, NY. CEO and President Don Kiepert will review of the progress made by the Company through 2004. He will present at 9:25 AM ET on Wednesday, October 27, 2004.

                  A copy of the press release dated October 25, 2004 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

                  99.1 - Press release issued by Point dated October 25, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


October 25, 2004                          By:/s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------

99.1        Press release issued by Point Therapeutics, Inc.
            ("Point") on October 25, 2004 announcing that Point would be presenting at the Rodman & Renshaw Techvest 6th Annual Healthcare Conference at the Waldorf Astoria Hotel, 301 Park Avenue, New York, NY. CEO and President Don Kiepert will review of the progress made by the Company through 2004. He will present at 9:25 AM ET on Wednesday, October 27, 2004.